                                 (COVER PHOTO)

                                 AIM INCOME FUND



[AIM LOGO APPEARS HERE]           ANNUAL REPORT               DECEMBER 31, 1997

                   -----------------------------------------
                                 AIM INCOME FUND

                            For shareholders who seek

                         a high level of current income

                                 consistent with

                            a reasonable concern for

                               safety of principal

                           by investing in a portfolio

                             consisting primarily of

                          fixed-rate corporate debt and

                          U.S. government obligations.

                   -----------------------------------------

                                  (COVER PHOTO)

ABOUT FUND PERFORMANCE AND DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical and reflect all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and C shares will differ from that of Class A shares due to differing fees and expenses.
o Because the Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return which has not been annualized.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:


o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper General Bond Fund Index represents an average of the performance of the 10 largest general bond funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o The Lehman Brothers Aggregate Bond Index is an unmanaged index generally regarded as representative of intermediate- and long-term government and investment-grade corporate debt securities.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested interest and do not reflect sales charges.



                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:

                    1997 proved an eventful year in securities markets. The Dow
   [PHOTO OF        Jones Industrial Average reached its all-time high--and also
  Charles T.        had its largest one-day point drop ever, though not its
    Bauer,          largest percentage drop. Volatility was unabated, and we
 Chairman of        experienced the first 10% stock market correction in the
 the Board of       U.S. since 1991.
   THE FUND             Never dull and occasionally unsettling, 1997 was also a
 APPEARS HERE]      very good year for many investments. For an unprecedented
                    third year in a row, domestic equities rose more than 20%.
                    Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                        Market expectations performed an about-face during the
                    year. Worry about the inflationary potential of vigorous
economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
    An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
    In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
    First, from March 29 through April 4, the Securities and Exchange Commission
(SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
    The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
    Look for further information on both of these investor education events in the national and local press.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


               --------------------------------------------------

                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.

               --------------------------------------------------

The Managers' Overview

FUND POSTS INDEX-BEATING RETURNS

A roundtable discussion with the Fund management team for AIM Income Fund for the year ended December 31, 1997.
--------------------------------------------------------------------------------

Q.  It was generally a good year for bonds. How did AIM Income Fund perform?

A. Your Fund's diversified investment strategy enabled it to post above-average returns in comparison to bond funds in its category. For the year ended December 31, 1997, average annual total return for Class A and Class B shares was 11.92% and 10.89%, respectively, besting the 9.65% total return for the Lehman Brothers Aggregate Bond Index and the 9.02% total return for the Lipper General Bond Fund Index. Class C shares produced a cumulative total return of 4.96% from their inception on August 4, 1997, through December 31, 1997.
         The Fund's performance was particularly strong in the second half of the year. At the middle of the reporting period, the Fund had posted a six-month total return of 3.52% and 2.98% for Class A and Class B shares, respectively. During the second half of the year, however, the Fund's total return was 8.12% for Class A shares and 7.68% for Class B shares.
         Your Fund continued to provide a high level of current income. As of December 31, 1997, the Fund's 30-day distribution rate at net asset value was 6.44% for Class A shares, 5.61% for Class B shares, and 5.62% for Class C shares. The Fund's 30-day SEC yield at maximum offering price was 6.04% for Class A shares, and 5.54% for Class B and Class C shares.
         During the year covered by this report, net assets in the Fund grew from $371 million to $469 million.

               --------------------------------------------------

                             Your Fund's diversified

                         investment strategy enabled it

                          to post above-average returns

                           in comparison to bond funds

                                in its category.

               --------------------------------------------------


================================================================================
ONE-YEAR RETURNS

As of 12/31/97, based on total net assets

--------------------------------------------------------------------------------
AIM Income Fund A Shares                                11.92%

AIM Income Fund B Shares                                10.89%

Lehman Brothers Aggregate Index                          9.65%

Lipper General Bond Fund Index                           9.02%
================================================================================


================================================================================
MORNINGSTAR RATINGS

CLASS A SHARES AND CLASS B SHARES*
As of 12/31/97
--------------------------------------------------------------------------------
                          Funds in Taxable
                              Fixed Income
   Period         Rating          Category
  Overall           ****             N/A
 10 years            ***             323
  5 years           ****             771
  3 years           ****           1,371
================================================================================

*Ratings for Class B shares are applicable for overall and three-year periods only. Class B shares commenced sales 9/7/93. Class C shares commenced sales 8/4/97 and do not qualify for Morningstar ratings. Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/97. The ratings are subject to change every month. Ratings are calculated from a fund's three-, five, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in a rating category receive five stars, the next 22.5% receive four stars, the middle 33% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.
================================================================================

Q.  How did you manage the Fund?
A. We continued to use a three-pronged approach to investing. That is, we invested in the three major sectors of the bond-market: domestic investment-grade bonds, high-yield securities, and foreign bonds. These three types of bonds tend to react differently to economic and market trends. Diversifying the portfolio in this manner can reduce the risk associated with investing in one class of bonds. Moreover, it can also enhance total return as it allows the Fund to take advantage of a rally in more than one segment of the bond market.
         During the year, we increased the Fund's holdings in domestic investment-grade bonds, which fared better than foreign bonds. At the end of the reporting period, the Fund's total assets were divided as follows: domestic investment-grade bonds, 36.26%; high-yield bonds, 24.11%; foreign bonds, 32.03%; convertible preferred stock, 3.32%; common stocks and warrants, 0.48%; and cash/cash equivalents, 3.80%.

Q.  What was behind the strong performance of domestic investment-grade bonds?

A. The low-inflation, falling interest-rate environment in the U.S. in 1997 provided nearly an ideal climate for domestic investment-grade bonds. For the 12-month period ended December 31, consumer prices rose just 1.7%, the smallest increase in 11 years. After raising interest rates in March, the Federal Reserve Board (the Fed) left monetary policy unchanged for the remainder of 1997. Borrowing costs actually declined as the year progressed as it became increasingly evident that inflation was not a serious threat.
         Domestic investment-grade bonds were also given a boost by the agreement to balance the federal budget in the summer and the turmoil that hit world stock markets in the fall. Investors began shifting more assets into bonds after global stock




          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 12/31/97, based on total assets

=================================================================================================================
TOP FIVE BOND HOLDINGS                                                TYPE OF HOLDINGS
-----------------------------------------------------------------------------------------------------------------
                                  COUPON  MATURITY       %
1. Coca-Cola Enterprises, Inc.     7.24%   06/2020      3.57%         CONVERTIBLE PREFERRED STOCKS      3.32%

2. Time Warner, Inc.               9.15    02/2023      2.24          COMMON STOCKS & WARRANTS          0.48%

3. United Kingdom Treasury         7.25    03/1998      1.96          CASH/CASH EQUIVALENTS             3.80%

4. Province of Manitoba (Canada)   7.75    07/2016      1.83          DOMESTIC INVESTMENT-GRADE BONDS  36.26%

5. News America Holdings, Inc.     9.25    02/2013      1.80          HIGH-YIELD BONDS                 24.11%

                                                                      FOREIGN BONDS                    32.03%


Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=================================================================================================================

    markets plunged in October and continued to be volatile for the remainder of the year. Corporate issues that we found particularly attractive included cable and media company bonds.

Q.  Economic growth was strong in 1997. How did this affect high-yield bonds?

A. High-yield bonds were the top-performing segment of the portfolio primarily because of the robust economy in 1997. While healthy economic growth can lead to inflation, which is usually detrimental to most types of bonds, inflation was minimal last year. Moreover, because business conditions and cash flows were favorable in 1997, corporate issuers of high-yield bonds were generally in better financial health which produced credit-quality upgrades.
         Within the high-yield sector, the bonds of telecommunications companies were among the top-performers.

Q. It was a difficult year for foreign bonds. What were some of the factors affecting their performance?

A. The main factor was the strength of the U.S. dollar relative to other major currencies, which diminished returns for U.S. investors in foreign bonds. The Fund mitigated the effect of a strong dollar by selectively hedging some of its currency exposure.
         Still, there were some bright spots for foreign bond investors. Markets we found particularly attractive included the United Kingdom, Canada, and Sweden. In the U.K., for example, the bond market benefited from a healthy domestic economy and the relative strength of the pound.

Q. How did the currency devaluations in Southeast Asia and the subsequent stock market tumble of October 1997 affect bonds?

A. When global stock markets plunged on October 27, domestic investment-grade bonds, particularly U.S. Treasury securities, were among the chief beneficiaries. The yield on the benchmark 30-year U.S. Treasury bond, which was as high as 7.17% in April, ended the year at 5.92% as the prices of government issues appreciated in response to worldwide stock-market volatility. Domestic investment-grade corporate and high-yield bonds initially experienced some weakness when world stock markets plunged, but rebounded as confidence recovered.
         Among foreign bonds, the most adversely affected class was Asian emerging market debt. This was of little consequence for the Fund because it invests primarily in developed markets and had little exposure in Asia at the end of the year.

Q.  How was the Fund positioned at the end of the reporting period?

A. There were 167 holdings in the Fund as of December 31, 1997. The weighted average maturity of the portfolio was 12.68 years and its duration was 7.18 years. The Fund had an average portfolio quality rating of BBB as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's), two widely known credit rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

Q.  What is your market outlook?

A. We continue to be optimistic about domestic investment-grade and high-yield bonds. In the U.S., the economy is growing at a healthy pace but without significant inflation. If such conditions persist, the Fed will likely leave short-term interest rates unchanged. Moreover, the continuing problems in Asia could slow economic growth and add fuel to the strong rally in the domestic investment-grade bond market.
         Foreign bonds should benefit from the low inflation environment, the corporate restructurings, and the government cost-cutting measures taking place in most of the developed countries where we invest. The strength of the U.S. dollar relative to other major currencies, however, could continue to affect returns for U.S. investors in foreign bonds.
         1997 was one of the more volatile years in recent history in the financial markets, and that trend could persist over the coming months. In such an environment, investors would be well advised to focus on their long-term financial goals rather than on transitory fluctuations in the markets.



          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM Income Fund vs. Benchmark Index

The chart below compares the Fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 12/31/87-12/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Aggregate Bond Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

GROWTH OF A $10,000 INVESTMENT

12/31/87 - 12/31/97
(In thousands)

--------------------------------------------------------------------------------
          AIM INCOME FUND,                   LEHMAN BROTHERS
          CLASS A SHARES                     AGGREGATE BOND INDEX
          $24,495                            $24,057
--------------------------------------------------------------------------------
12/87     $09,521                            $10,000
12/88      10,379                             10,789
12/89      11,786                             12,209
12/90      12,216                             13,461
12/91      14,416                             15,614
12/92      15,485                             16,771
12/93      17,866                             18,406
12/94      16,500                             17,869
12/95      20,258                             21,170
12/96      21,995                             21,935
12/97      24,495                             24,057
================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/97, including sales charges

CLASS A SHARES
 1 Year                       6.62%*
 5 Years                      8.65
10 Years                      9.41
*11.92% excluding sales charge

CLASS B SHARES
1 Year                        5.89%**
Inception (9/7/93)            6.31
**10.89% excluding CDSC

CLASS C SHARES
Inception (8/4/97)            3.96%***
***Total return provided is cumulative total return that has not been annualized.
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

                                                               For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS
o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).
o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU
Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT
Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES
If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

[ ] You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

[ ] You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.

[ ] Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

[ ] You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

[ ] You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.


ROTH IRA
                                   (Graphic)
CALCULATOR & ANALYZER

The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE
Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.



This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE

BONDS & NOTES-70.07%

AGRICULTURAL PRODUCTS-0.24%

Hines Horticulture, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  11.75%, 10/15/05               $  1,000,000   $ 1,105,000
-----------------------------------------------------------

AIRLINES-2.54%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19     1,810,000     2,037,390
-----------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16               500,000       591,205
-----------------------------------------------------------
  Equipment Trust Cert., 10.50%
    04/30/16                        5,000,000     6,430,900
-----------------------------------------------------------
United Air Lines, Inc., Pass
  Through Certificates, 9.56%,
  10/19/18                          2,325,000     2,859,145
-----------------------------------------------------------
                                                 11,918,640
-----------------------------------------------------------

AUTOMOBILES-1.75%

General Motors Corp., Deb.,
  8.80%, 03/01/21                   6,700,000     8,225,657
-----------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.29%

First Union Bancorp, Sub. Deb.,
  7.50%, 04/15/35                   5,300,000     6,054,879
-----------------------------------------------------------

BANKS (MONEY CENTER)-0.66%

Bankers Trust New York Corp.,
  Gtd. Notes, 7.875%, 02/25/27      3,000,000     3,092,895
-----------------------------------------------------------

BANKS (REGIONAL)-1.34%

HSBC Americas Inc., Sub. Notes,
  7.00%, 11/01/06                   1,000,000     1,020,520
-----------------------------------------------------------
Mercantile Bancorp Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07       5,000,000     5,264,650
-----------------------------------------------------------
                                                  6,285,170
-----------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-3.57%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(b)                      74,000,000    16,763,220
-----------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-3.91%

Diamond Cable Communications
  PLC (United Kingdom), Sr.
  Yankee Disc. Notes, 11.75%,
  12/15/05(c)                       4,000,000     3,110,000
-----------------------------------------------------------
EchoStar DBS Corp., Sr. Gtd.
  Notes, 12.50%, 07/01/02           2,340,000     2,550,600
-----------------------------------------------------------
Kabelmedia Holdings GmbH,
  (Germany) Sr. Yankee Unsec.
  Disc. Notes, 13.625%,
  08/01/06(c)                       1,400,000     1,029,000
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Rifkin Acquisition Partners
  L.L.P., Sr. Sub. Notes,
  11.125%, 01/15/06              $    630,000   $   699,300
-----------------------------------------------------------
TCI Communications Inc., Deb.,
  8.75%, 08/01/15                   6,000,000     6,969,960
-----------------------------------------------------------
TeleWest Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Deb., 11.00%,
  10/01/07(c)                       3,000,000     2,347,500
-----------------------------------------------------------
United International Holdings,
  Inc., Sr. Sec. Disc. Notes,
  12.78%, 11/15/99(b)               2,000,000     1,650,000
-----------------------------------------------------------
                                                 18,356,360
-----------------------------------------------------------

CHEMICALS-1.51%

Nova Chemicals Ltd. (Canada),
  Yankee Deb., 7.00%, 08/15/26      2,000,000     2,055,800
-----------------------------------------------------------
Solutia Inc., Bonds, 6.72%,
  10/15/37                          3,500,000     3,561,355
-----------------------------------------------------------
Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                          1,420,000     1,455,500
-----------------------------------------------------------
                                                  7,072,655
-----------------------------------------------------------

CHEMICALS (SPECIALTY)-0.26%

Crain Industries, Inc., Sr.
  Sub. Notes, 13.50%, 08/15/05      1,070,000     1,225,150
-----------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.56%

Dialog Corp. PLC (United
  Kingdom), Sr. Sub. Notes,
  11.00%, 11/15/07
  (Acquired 11/10/97; Cost
  $1,500,000)(d)                    1,500,000     1,563,750
-----------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                 1,000,000     1,082,500
-----------------------------------------------------------
                                                  2,646,250
-----------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.22%

Commemorative Brands, Sr. Sub.
  Notes, 11.00%, 01/15/07           1,000,000     1,007,500
-----------------------------------------------------------

CONSUMER FINANCE-0.34%

Commercial Credit Co., Putable
  Notes, 7.875%, 02/01/25           1,400,000     1,612,352
-----------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.45%

BPC Holding Corp., Series B Sr.
  Notes, 12.50%, 06/15/06           1,000,000     1,095,000
-----------------------------------------------------------
MVE Inc., Sr. Sec. Notes,
  12.50%, 02/15/02                  1,000,000     1,002,500
-----------------------------------------------------------
                                                  2,097,500
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
DISTRIBUTORS (FOOD & HEALTH)-0.39%

AmeriServ Food Co., Gtd. Sr.
  Sub. Notes, 10.125%, 07/15/07  $  1,750,000   $ 1,846,250
-----------------------------------------------------------

ELECTRIC COMPANIES-2.58%

El Paso Electric Co.,
  Series D Sec. 1st Mortgage
    Bonds, 8.90%, 02/01/06          2,500,000     2,767,875
-----------------------------------------------------------
  Series E Sec. 1st Mortgage
    Bonds, 9.40%, 05/01/11          4,600,000     5,201,680
-----------------------------------------------------------
Western Resources Inc., Sr.
  Notes, 7.125%, 08/01/09           4,000,000     4,119,360
-----------------------------------------------------------
                                                 12,088,915
-----------------------------------------------------------

ELECTRICAL EQUIPMENT-0.52%

Electronic Retailing Systems
  International, Inc., Sr.
  Disc. Notes, 13.25%,
  02/01/04(c)                       3,630,000     2,432,100
-----------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.25%

Advanced Micro Devices, Inc.,
  Sr. Sec. Notes, 11.00%,
  08/01/03                          1,100,000     1,181,125
-----------------------------------------------------------

ENTERTAINMENT-4.34%

Ascent Entertainment Group, Sr.
  Disc. Notes, 11.875%,
  12/15/04 (Acquired
  12/17/97-12/18/97; Cost
  $1,699,385)(c)(d)                 3,000,000     1,755,000
-----------------------------------------------------------
Time Warner, Inc.,
  Deb., 9.15%, 02/01/23             8,500,000    10,493,250
-----------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26      4,300,000     4,359,555
-----------------------------------------------------------
Viacom, Inc., Sr. Notes, 7.75%,
  06/01/05                          3,650,000     3,751,142
-----------------------------------------------------------
                                                 20,358,947
-----------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.04%

Associates Corp. of North
  America, Series B Sr. Deb.,
  7.95%, 02/15/10                   6,000,000     6,713,400
-----------------------------------------------------------
U.S. West Capital Funding Inc.,
  Gtd. Notes, 6.95%, 01/15/37       2,750,000     2,843,142
-----------------------------------------------------------
                                                  9,556,542
-----------------------------------------------------------

FOODS-3.06%

ConAgra Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                  6,100,000     6,500,404
-----------------------------------------------------------
Del Monte Corp./Foods Co., Sr.
  Unsec. Sub. Notes, 12.25%,
  04/15/07                          2,080,000     2,360,800
-----------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35            5,000,000     5,484,650
-----------------------------------------------------------
                                                 14,345,854
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
GAMING, LOTTERY & PARIMUTUEL COMPANIES-1.28%

Coast Hotels & Casinos Inc.,
  Series B Sec. 1st Mortgage
  Gtd. Notes, 13.00%, 12/15/02   $  1,160,000   $ 1,316,600
-----------------------------------------------------------
Showboat, Inc., 1st Mortgage
  Notes, 9.25%, 05/01/08            2,000,000     2,170,000
-----------------------------------------------------------
Venetian Casino Resort LLC,
  Mortgage Notes, 12.25%,
  11/15/04 (Acquired 11/06/97;
  Cost $2,500,000)(d)               2,500,000     2,515,625
-----------------------------------------------------------
                                                  6,002,225
-----------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.87%

Tenet Healthcare Corp., Sr.
  Notes, 8.00%, 01/15/05            4,000,000     4,080,000
-----------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.69%

Paragon Health Network, Inc.,
  Sr. Sub Notes, 10.50%,
  11/01/07 (Acquired 10/30/97;
  Cost $2,118,851)(c)(d)            3,500,000     2,178,750
-----------------------------------------------------------
Sun Healthcare Group, Inc., Sr.
  Sub. Notes, 9.50%, 07/01/07
  (Acquired 10/20/97; Cost
  $1,036,250)(d)                    1,000,000     1,035,000
-----------------------------------------------------------
                                                  3,213,750
-----------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.24%

Dade International Inc., Series
  B Sr. Sub. Notes, 11.125%,
  05/01/06                          1,000,000     1,110,000
-----------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.26%

Dynacare Inc. (Canada), Sr.
  Yankee Notes, 10.75%,
  01/15/06                          1,140,000     1,205,550
-----------------------------------------------------------

HOMEBUILDING-0.17%

Continental Homes Holdings
  Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 04/15/06                    745,000       804,600
-----------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.41%

Zeta Consumer Products, Sr.
  Notes, 11.25%, 11/30/07
  (Acquired 11/20/97; Cost
  $1,900,000)(d)                    1,900,000     1,942,750
-----------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.22%

Americo Life Inc., Sr. Sub.
  Notes, 9.25%, 06/01/05            1,000,000     1,027,500
-----------------------------------------------------------
Torchmark Corp., Notes, 7.875%,
  05/15/23                          4,350,000     4,686,429
-----------------------------------------------------------
                                                  5,713,929
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
INSURANCE (PROPERTY-CASUALTY)-1.59%

Terra Nova Holdings, Co.
  (United Kingdom), Yankee Gtd.
  Notes, 7.20%, 08/15/07         $  2,000,000   $ 2,068,400
-----------------------------------------------------------
USF&G Corp., Gtd. Bonds, 8.47%,
  01/10/27                          5,000,000     5,385,800
-----------------------------------------------------------
                                                  7,454,200
-----------------------------------------------------------

IRON & STEEL-0.59%

GS Industries, Inc., Sr. Gtd.
  Notes, 12.00%, 09/01/04           1,000,000     1,098,750
-----------------------------------------------------------
Gulf States Steel Corp., 1st
  Mortgage Notes, 13.50%,
  04/15/03                          1,650,000     1,674,750
-----------------------------------------------------------
                                                  2,773,500
-----------------------------------------------------------

LODGING-HOTELS-2.26%

Hilton Hotels Corp., Notes,
  7.20%, 12/15/09                   5,000,000     5,040,500
-----------------------------------------------------------
ITT Corp., Unsec. Gtd. Deb.,
  7.375%, 11/15/15                  3,350,000     3,442,293
-----------------------------------------------------------
John Q. Hammons Hotels Inc.,
  Sec. 1st Mortgage Notes,
  9.75%, 10/01/05                   2,000,000     2,130,000
-----------------------------------------------------------
                                                 10,612,793
-----------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.95%

Caterpillar Inc., Deb., 9.375%,
  08/15/11                          5,000,000     6,326,150
-----------------------------------------------------------
Elgin National Industries, Sr.
  Notes, 11.00%, 11/01/07
  (Acquired 11/03/97; Cost
  $1,690,000)(d)                    1,690,000     1,761,825
-----------------------------------------------------------
Fairfield Manufacturing Co.,
  Inc., Sr. Sub. Notes,
  11.375%, 07/01/01                 1,000,000     1,060,000
-----------------------------------------------------------
                                                  9,147,975
-----------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.48%

MMI Products Inc., Sr. Unsec.
  Sub. Notes, 11.25%, 04/15/07      2,070,000     2,266,650
-----------------------------------------------------------

METALS MINING-0.76%

Rio Algom Ltd. (Canada), Yankee
  Unsec. Deb., 7.05%, 11/01/05      3,500,000     3,569,405
-----------------------------------------------------------

NATURAL GAS-1.02%

Enron Corp., Notes, 6.75%,
  08/01/09                          2,500,000     2,530,175
-----------------------------------------------------------
Ferrellgas Partners, Series B
  Sr. Sec. Gtd. Notes, 9.375%,
  06/15/06                          2,100,000     2,236,500
-----------------------------------------------------------
                                                  4,766,675
-----------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.29%

United Stationer Supply, Sr.
  Sub. Notes, 12.75%, 05/01/05      1,170,000     1,336,725
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
OIL (INTERNATIONAL INTEGRATED)-1.62%

Gulf Canada Resources, Ltd.
  (Canada), Sr. Yankee Unsec.
  Notes, 8.35%, 08/01/06         $  5,100,000   $ 5,558,082
-----------------------------------------------------------
Husky Oil Ltd. (Canada), Sr.
  Yankee Notes, 7.125%,
  11/15/06                          2,000,000     2,054,840
-----------------------------------------------------------
                                                  7,612,922
-----------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.09%

Falcon Drilling Co., Inc.,
  Series B Sr. Notes, 9.75%,
  01/15/01                            410,000       431,525
-----------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-3.34%

Abraxas Petroleum Corp., Series
  B Sr. Notes, 11.50%, 11/01/04       900,000       990,000
-----------------------------------------------------------
Anadarko Petroleum Corp., Deb.,
  7.25%, 03/15/25                   5,395,000     5,758,569
-----------------------------------------------------------
Centaur Mining & Exploration,
  Ltd., Co. (Australia), Sr.
  Gtd. Notes, 11.00%, 12/01/07
  (Acquired 11/24/97; Cost
  $2,500,000)(d)                    2,500,000     2,525,000
-----------------------------------------------------------
Southwest Royalties, Inc., Sr.
  Gtd. Notes, 10.50%, 10/15/04
  (Acquired 10/08/97; Cost
  $2,550,849)(d)                    2,540,000     2,527,300
-----------------------------------------------------------
Talisman Energy, Inc. (Canada),
  Yankee Deb., 7.125%, 06/01/07     3,750,000     3,872,850
-----------------------------------------------------------
                                                 15,673,719
-----------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-1.05%

Sun Co., Inc., Deb., 9.00%,
  11/01/24                          4,000,000     4,922,240
-----------------------------------------------------------

PAPER & FOREST PRODUCTS-0.47%

Pindo Deli Pulp & Paper, Gtd.
  Notes, 10.75%, 10/01/07
  (Acquired 10/14/97-10/16/97;
  Cost $2,557,481)(d)               2,540,000     2,197,100
-----------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.95%

AES Corp., Sr. Sub. Notes,
  10.25%, 07/15/06                  1,000,000     1,087,500
-----------------------------------------------------------
Indiana Michigan Power, Sec.
  Lease Obligation Bonds,
  9.82%, 12/07/22                   4,969,574     6,502,738
-----------------------------------------------------------
Panda Global Energy Co.
  (China), Sr. Yankee Sec. Gtd.
  Notes, 12.50%, 04/15/04           1,720,000     1,573,800
-----------------------------------------------------------
                                                  9,164,038
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
PUBLISHING (NEWSPAPERS)-2.02%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%,
    02/01/13                     $  7,100,000   $ 8,446,941
-----------------------------------------------------------
  Sr. Gtd. Putable Bonds,
    7.43%, 10/01/26                 1,000,000     1,048,270
-----------------------------------------------------------
                                                  9,495,211
-----------------------------------------------------------

RAILROADS-0.62%

Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37            2,750,000     2,915,028
-----------------------------------------------------------

RETAIL (FOOD CHAINS)-0.86%

Great Atlantic & Pacific Tea
  Co., Inc. (Canada), Yankee
  Gtd. Notes, 7.78%, 11/01/00
  (Acquired 10/18/95; Cost
  $3,900,000)(d)                    3,900,000     4,028,330
-----------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.43%

Big 5 Corp., Senior Notes,
  10.88%, 11/15/07 (Acquired
  11/07/97-11/24/97; Cost
  $1,990,110)(d)                    2,000,000     2,000,000
-----------------------------------------------------------

RETAIL (SPECIALTY)-0.60%

CSK Auto Inc., Sr. Gtd. Sub.
  Deb., 11.00%, 11/01/06              650,000       718,250
-----------------------------------------------------------
Icon Health & Fitness, Series B
  Sr. Sub. Notes, 13.00%,
  07/15/02                          1,200,000     1,347,000
-----------------------------------------------------------
Wilson's-The Leather Experts,
  Inc., Sr. Notes, 11.25%,
  08/15/04 (Acquired 08/14/97;
  Cost $760,000)(d)                   760,000       752,400
-----------------------------------------------------------
                                                  2,817,650
-----------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.24%

J Crew Operating Corp., Sr.
  Sub. Notes, 10.375%, 10/15/07
  (Acquired 10/14/97; Cost
  $1,255,000)(d)                    1,255,000     1,116,950
-----------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.56%

Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03            2,500,000     2,634,300
-----------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.04%

Laidlaw Inc. (Canada), Yankee
  Deb., 6.72%, 10/01/27             2,000,000     2,031,700
-----------------------------------------------------------
Pegasus Shipping Hellas, Co.
  (Bermuda), Gtd. Sr. Mortgage
  Notes, 11.875%, 11/15/04
  (Acquired 11/19/97; Cost
  $2,753,956)(d)                    2,850,000     2,835,750
-----------------------------------------------------------
                                                  4,867,450
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
SHIPPING-1.58%

Gearbulk Holding Ltd., Sr.
  Notes, 11.25%, 12/01/04        $  1,000,000   $ 1,102,500
-----------------------------------------------------------
Hutchison Whampoa Ltd. (Cayman
  Islands), Series D Sr. Gtd.
  Unsec. Unsub. Deb., 6.988%,
  08/01/37 (Acquired 12/15/97;
  Cost $4,689,900)(d)               5,000,000     4,672,200
-----------------------------------------------------------
Stena A.B.(Sweden), Sr. Yankee
  Unsec. Notes, 10.50%,
  12/15/05                          1,500,000     1,638,750
-----------------------------------------------------------
                                                  7,413,450
-----------------------------------------------------------

SOVEREIGN DEBT-2.59%

Province of Manitoba (Canada),
  Yankee Bonds, 7.75%, 07/17/16     7,500,000     8,585,250
-----------------------------------------------------------
Province of Quebec (Canada),
  Yankee Deb., 6.29% 03/06/26       3,500,000     3,574,025
-----------------------------------------------------------
                                                 12,159,275
-----------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.28%

Clearnet Communications
  Inc.(Canada), Sr. Yankee
  Unsec. Disc. Notes, 14.75%,
  12/15/05(c)                         920,000       737,150
-----------------------------------------------------------
Nextel Communications, Sr.
  Disc. Notes, 9.75%, 10/31/07
  (Acquired 10/22/97-10/23/97;
  Cost $3,061,031)(c)(d)            5,000,000     3,100,000
-----------------------------------------------------------
Orion Network Systems, Inc.,
  Sr. Notes, 11.25%,
  01/15/07(e)                       3,400,000     3,867,500
-----------------------------------------------------------
Pricellular Wireless Corp., Sr.
  Notes, 10.75%, 11/01/04           1,425,000     1,556,812
-----------------------------------------------------------
Sygnet Wireless Inc., Sr.
  Unsec. Notes, 11.50%,
  10/01/06                          1,320,000     1,432,200
-----------------------------------------------------------
                                                 10,693,662
-----------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.11%

Esprit Telecom Group PLC
  (United Kingdom), Sr. Yankee
  Notes, 11.50%, 12/15/07           1,500,000     1,552,500
-----------------------------------------------------------
MCI Communications Corp.,
  Putable Sr. Unsec. Deb.,
  7.125%, 06/15/27                  2,750,000     2,877,985
-----------------------------------------------------------
PhoneTel Technologies, Inc.,
  Sr. Unsec. Gtd. Notes,
  12.00%, 12/15/06                    740,000       771,450
-----------------------------------------------------------
                                                  5,201,935
-----------------------------------------------------------

TELEPHONE-0.24%

Hermes Europe Railtel BV
  (Netherlands), Sr. Yankee
  Notes, 11.50%, 08/15/07
  (Acquired 08/14/97; Cost
  $1,006,125)(d)                      990,000     1,103,850
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
TRUCKERS-0.49%

Travelcenters of America Inc.,
  Sr. Gtd. Unsec. Sub. Deb.,
  10.25%, 04/01/07               $  2,180,000   $ 2,299,900
-----------------------------------------------------------

WASTE MANAGEMENT-0.99%

Allied Waste Industries, Inc.,
  Sr. Disc. Notes, 11.30%,
  06/01/07 (Acquired 05/01/97;
  Cost $2,931,642)(c)(d)            4,930,000     3,487,975
-----------------------------------------------------------
Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes,
  13.50%, 11/15/05                  1,000,000     1,155,000
-----------------------------------------------------------
                                                  4,642,975
-----------------------------------------------------------
    Total U.S. Dollar Denominated
       Non-Convertible Bonds & Notes            328,665,198
-----------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES-1.28%

COMPUTERS (PERIPHERALS)-0.29%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Acquired
  03/06/97; Cost $1,000,000)(d)     1,000,000     1,349,750
-----------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.43%

Omnicare, Inc., Sub. Deb.,
  5.00%, 12/01/07 (Acquired
  12/04/97; Cost $2,000,000)(d)     2,000,000     2,030,000
-----------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.29%

U.S. Filter Corp., Conv. Sub.
  Notes, 6.00%, 09/15/05              800,000     1,373,528
-----------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.27%

CUC International, Inc., Conv.
  Sub. Notes, 3.00%, 02/15/02
  (Acquired 02/05/97; Cost
  $1,000,000)(d)                    1,000,000     1,255,940
-----------------------------------------------------------
    Total U.S. Dollar
       Denominated Convertible
       Bonds & Notes                              6,009,218
-----------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS & NOTES(f)-6.58%

CANADA-4.92%

Bank of Montreal (Banks-Money Center),
  Sub. Deb., 7.92%, 07/31/12           CAD
  4,000,000                                       3,154,459
-----------------------------------------------------------
Bell Canada (Telephone), Unsec.
  Deb., 10.875, 10/11/04            3,000,000     2,647,885
-----------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08             2,250,000     1,584,959
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
CANADA-(CONTINUED)

Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%,
  08/13/07(c)                    $  8,200,000   $ 3,643,679
-----------------------------------------------------------
Microcell Telecommunications
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.125%,
  10/15/07 (Acquired 10/08/97;
  Cost $1,517,301)(c)(d)            3,500,000     1,359,295
-----------------------------------------------------------
NAV Canada (Services-Commercial
  & Consumer), Bonds, 7.40%,
  06/01/27                          2,500,000     1,996,606
-----------------------------------------------------------
Teleglobe Canada, Inc.
  (Telephone), Unsec. Deb.,
  8.35%, 06/20/03                   5,000,000     3,882,859
-----------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas), Series Q Deb., 10.625%,
  10/20/09                          1,750,000     1,665,834
-----------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06     3,000,000     2,430,209
-----------------------------------------------------------
Westcoast Energy, Inc.
  (Oil & Gas-Exploration &
  Production), Deb., 6.45%, 12/18/06
  (Acquired 12/03/96; Cost
  $739,252)(d)                      1,000,000       717,540
-----------------------------------------------------------
                                                 23,083,325
-----------------------------------------------------------

GERMANY-0.41%

LKB Global (Financial-Diversified),
  Gtd. Notes, 6.00%, 01/25/06
                                DEM 3,300,000     1,901,306
-----------------------------------------------------------

NEW ZEALAND-0.49%

International Bank for Reconstruction &
  Development (Banks-Money Center),
  Sr. Notes, 6.77%, 08/20/07(b)
                                NZD 8,000,000     2,309,547
-----------------------------------------------------------

UNITED KINGDOM-0.76%

Sutton Bridge Financial
  Ltd. (Financial-Diversified), Gtd.
  Eurobonds,
  8.625%, 06/30/22 (Acquired 05/29/97;
  Cost $3,260,479)(d)
                                GBP 2,000,000     3,551,582
-----------------------------------------------------------
    Total Non-U.S. Dollar Denominated
       Non-Convertible Bonds & Notes             30,845,760
-----------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES(f)-5.10%

GERMANY-1.07%

Daimler-Benz A.G. (Automobiles), Conv. Gtd.
  Unsub. Eurobonds, 4.125%, 07/05/03
                                DEM 6,440,000   $ 5,011,673
-----------------------------------------------------------

JAPAN-3.05%

Matsushita Electric Industrial Co. Ltd.
  (Electrical Equipment), Conv. Bonds,
  1.30%, 03/29/02
                              JPY 250,000,000     2,378,992
-----------------------------------------------------------
Sony Corp. (Electrical
  Equipment),
  Conv. Deb., 1.40%, 03/31/05     465,000,000     5,288,543
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
JAPAN-(CONTINUED)

Toyota Motor Corp.
  (Automobiles),
  Conv. Bonds, 1.20%, 01/28/98   $455,000,000   $ 6,655,816
-----------------------------------------------------------
                                                 14,323,351
-----------------------------------------------------------

SWITZERLAND-0.24%

Yamada Denki Co. Ltd.
  (Retail-Computers & Electronics),
  Unsec. Conv. Notes, 0.25%, 03/31/00
                                CHF 1,700,000     1,116,661
-----------------------------------------------------------

UNITED KINGDOM-0.74%

British Airport Authority PLC (Airlines),
  Conv. Bonds,
  5.75%, 03/29/06
                                GBP 2,000,000     3,465,359
-----------------------------------------------------------
    Total Non-U.S. Dollar Denominated
       Convertible Bonds & Notes                 23,917,044
-----------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  GOVERNMENT BONDS & NOTES-9.84%(f)

CANADA-0.88%

Ontario Province, Sr. Unsec. Unsub. Global
  Bonds, 8.00%, 03/11/03
                                CAD 5,350,000     4,148,183
-----------------------------------------------------------

ITALY-0.51%

Republic of Italy, Conv. Eurobonds,
  6.50%, 06/28/01
                            ITL 3,050,000,000     2,381,466
-----------------------------------------------------------

NEW ZEALAND-1.69%

Federal National Mortgage Association,
  Notes, 7.25%, 06/20/02
                                NZD 2,900,000     1,647,547
-----------------------------------------------------------
New Zealand Government,
  Bonds, 10.00%, 03/15/02           6,500,000     4,134,626
-----------------------------------------------------------
  Bonds, 8.00%, 04/15/04            3,500,000     2,119,266
-----------------------------------------------------------
                                                  7,901,439
-----------------------------------------------------------

SWEDEN-1.71%

Swedish Government,
  Bonds, 10.25%, 05/05/03
                               SEK 19,000,000     2,884,973
-----------------------------------------------------------
  Bonds, 6.00%, 02/09/05           20,000,000     2,540,750
-----------------------------------------------------------
  Bonds, 6.50%, 10/25/06           20,000,000     2,611,720
-----------------------------------------------------------
                                                  8,037,443
-----------------------------------------------------------

UNITED KINGDOM-5.05%

Federal National Mortgage Association, Sr.
  Unsec. Notes, 6.875%, 06/07/02
                                GBP 2,400,000     3,953,662
-----------------------------------------------------------
United Kingdom Treasury,
  Bonds, 8.00%, 12/07/00            1,500,000     2,548,985
-----------------------------------------------------------
  Bonds, 7.50%, 12/07/06
                                GBP 3,100,000     5,483,492
-----------------------------------------------------------
  Gtd. Notes, 7.25%, 03/30/98       5,600,000     9,201,483
-----------------------------------------------------------

                                  PRINCIPAL       MARKET
                                  AMOUNT(a)        VALUE
UNITED KINGDOM-(CONTINUED)

  Gtd. Notes, 7.00%, 11/06/01    $  1,500,000   $ 2,492,397
-----------------------------------------------------------
                                                 23,680,019
-----------------------------------------------------------
    Total Non-U.S. Dollar Denominated
       Government Bonds & Notes                  46,148,550
-----------------------------------------------------------

                                          SHARES
DOMESTIC COMMON STOCK-0.03%

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.03%

Nextel Communications, Inc.(g)             4,601   $   119,626
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-3.33%

BANKS (REGIONAL)-0.68%

Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.                 95,000     3,182,500
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.26%

Loral Space & Communications-$3.00
  Conv. Pfd. (Acquired 11/01/96;
  Cost $1,000,000)(d)                     20,000     1,226,820
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.35%

Microsoft Corp., Series A-$2.196
  Conv. Pfd.                              18,000     1,617,750
--------------------------------------------------------------

ELECTRIC COMPANIES-0.27%

Houston Industries Inc.-$3.22 Conv.
  Pfd.                                    22,000     1,255,375
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.53%

SunAmerica, Inc.-$3.188 Conv. Pfd.        53,350     2,484,109
--------------------------------------------------------------

FOODS-0.34%

Ralston Purina Co.-$4.34 Conv. Pfd.       23,000     1,601,375
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.42%

Medpartners Inc.-$1.44 Conv. Pfd.         90,000     1,980,000
--------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.27%

Tosco Financing Trust-$2.875 Conv.
  Pfd. (Acquired 12/10/96-12/11/96;
  Cost $1,006,950)(d)                     20,000     1,281,500
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.21%

Citizens Utilities Co.-$2.50 Conv.
  Pfd.                                    21,100     1,007,525
--------------------------------------------------------------
    Total Domestic Convertible Preferred Stocks     15,636,954
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-0.40%

ELECTRIC COMPANIES-0.40%

National Power PLC-ADR (United
  Kingdom)                                24,300       962,888
--------------------------------------------------------------
PowerGen PLC-ADR (United Kingdom)         17,300       919,062
--------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests                                      1,881,950
--------------------------------------------------------------

WARRANTS-0.06%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Wireless One, Inc., expiring
  10/19/00(h)                              2,670             0
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
ELECTRICAL EQUIPMENT-0.02%

Electronic Retailing Systems,
  expiring 01/24/98(h)                     3,630   $    72,600
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.01%

MVE Inc., expiring 02/15/02(h)             1,000        30,000
--------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel Corp., expiring
  04/15/03(h)                              1,650         7,425
--------------------------------------------------------------

PERSONAL CARE-0.01%

IHF Capital Inc., expiring
  11/14/99(h) (Acquired
  11/04/94-12/07/94; cost $0)(d)(h)        1,200        60,600
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.02%

Clearnet Communications Inc.
  (Canada), expiring 09/15/05(h)           5,874        55,803
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-(CONTINUED)

Orion Network Systems, Inc.,
  expiring 01/15/07(h)                     3,400   $    47,600
--------------------------------------------------------------
                                                       103,403
--------------------------------------------------------------
    Total Warrants                                     274,028
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT (a)
REPURCHASE AGREEMENT(i)-1.11%

Smith Barney, Inc., 6.75%,
  01/02/98(j)                        $ 5,213,923     5,213,923
--------------------------------------------------------------

TOTAL INVESTMENTS-97.80%                           458,712,251

--------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES-2.20%                 10,317,580

--------------------------------------------------------------

NET ASSETS-100.00%                                $469,029,831

--------------------------------------------------------------

Abbreviations:

ADR     - American Depositary Receipts
CAD     - Canadian Dollar
Cert.   - Certificates
CHF     - Swiss Franc
Conv.   - Convertible
Deb.    - Debentures
DEM     - German Deutschemark
Disc.   - Discounted
GBP     - British Pound
Gtd.    - Guaranteed
ITL     - Italian Lira
Pfd.    - Preferred
PRIDES  - Preferred Redemption Increase Dividend Equity Security
JPY     - Japanese Yen
NZD     - New Zealand Dollar
Sec.    - Secured
SEK     - Swedish Krona
STRYPES - Structured Yield Product Exchangeable for Stock
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (f).
(b) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(c) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/97 was $55,932,582 which represented 11.93% of the Fund's net assets.
(e) Issued as a unit. Each unit also includes warrants to purchase 0.8444 shares of common stock per warrant.
(f) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(g) Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations, 0% to 13.875%, due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 of $408,000,323.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments, at market value (cost
  $435,939,899)                              $458,712,251
---------------------------------------------------------
Foreign currencies, at value (cost
  $301,698)                                       301,263
---------------------------------------------------------
Receivables for:
  Forward currency contracts                    2,502,706
---------------------------------------------------------
  Fund shares sold                              1,863,627
---------------------------------------------------------
  Interest and dividends                        7,868,466
---------------------------------------------------------
Investment for deferred compensation plan          72,139
---------------------------------------------------------
Other assets                                      107,800
---------------------------------------------------------
    Total assets                              471,428,252
---------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                        1,064,087
---------------------------------------------------------
  Dividends to shareholders                       584,641
---------------------------------------------------------
  Deferred compensation plan                       72,139
---------------------------------------------------------
Accrued advisory fees                             172,603
---------------------------------------------------------
Accrued distribution fees                         342,659
---------------------------------------------------------
Accrued administrative service fees                 6,104
---------------------------------------------------------
Accrued transfer agent fees                        60,223
---------------------------------------------------------
Accrued trustees' fees                              3,760
---------------------------------------------------------
Accrued operating expenses                         92,205
---------------------------------------------------------
    Total liabilities                           2,398,421
---------------------------------------------------------
Net assets applicable to shares outstanding  $469,029,831
=========================================================

NET ASSETS:

Class A                                      $340,607,691
=========================================================
Class B                                      $125,870,516
=========================================================
Class C                                      $  2,551,624
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE

Class A                                        39,748,143
---------------------------------------------------------
Class B                                        14,719,515
---------------------------------------------------------
Class C                                           298,700
---------------------------------------------------------
CLASS A:
  Net asset value and redemption price per
    share                                    $       8.57
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.57
     divided by 95.25%)                      $       9.00
---------------------------------------------------------
CLASS B:
  Net asset value and offering price per
    share                                    $       8.55
---------------------------------------------------------
CLASS C:
  Net asset value and offering price per
    share                                    $       8.54
---------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                     $ 29,179,932
---------------------------------------------------------
Dividends (net of $24,339 foreign
  withholding tax)                                807,572
---------------------------------------------------------
    Total investment income                    29,987,504
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,801,746
---------------------------------------------------------
Administrative service fees                        81,464
---------------------------------------------------------
Custodian fees                                     90,793
---------------------------------------------------------
Trustees' fees                                     11,852
---------------------------------------------------------
Distribution fees -- Class A                      749,562
---------------------------------------------------------
Distribution fees -- Class B                    1,003,075
---------------------------------------------------------
Distribution fees -- Class C                        3,040
---------------------------------------------------------
Transfer agent fees -- Class A                    419,508
---------------------------------------------------------
Transfer agent fees -- Class B                    145,173
---------------------------------------------------------
Transfer agent fees -- Class C                        440
---------------------------------------------------------
Other                                             209,214
---------------------------------------------------------
    Total expenses                              4,515,867
---------------------------------------------------------
Less: Expenses paid indirectly                    (11,734)
---------------------------------------------------------
    Net expenses                                4,504,133
---------------------------------------------------------
Net investment income                          25,483,371
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCY TRANSACTIONS, FORWARD
  CURRENCY CONTRACTS AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        10,189,229
---------------------------------------------------------
  Foreign currency transactions                (1,785,693)
---------------------------------------------------------
  Forward currency contracts                    4,303,382
---------------------------------------------------------
  Futures contracts                            (1,794,375)
---------------------------------------------------------
                                               10,912,543
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         7,163,467
---------------------------------------------------------
  Foreign currency transactions                   (27,949)
---------------------------------------------------------
  Forward currency contracts                    1,601,096
---------------------------------------------------------
                                                8,736,614
---------------------------------------------------------
  Net gain from investment securities,
    foreign currency transactions, forward
    currency contracts and futures
    contracts                                  19,649,157
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 45,132,528
---------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997              1996
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $ 25,483,371      $ 22,816,117
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currency transactions, forward currency contracts and
    futures contracts                                           10,912,543         2,116,227
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currency transactions and forward currency
    contracts                                                    8,736,614         4,238,364
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        45,132,528        29,170,708
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (18,740,017)      (19,414,227)
--------------------------------------------------------------------------------------------
  Class B                                                       (5,379,787)       (4,277,769)
--------------------------------------------------------------------------------------------
  Class C                                                           (8,381)               --
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (3,481,635)               --
--------------------------------------------------------------------------------------------
  Class B                                                       (1,280,178)               --
--------------------------------------------------------------------------------------------
  Class C                                                          (19,105)               --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       42,455,896        31,245,815
--------------------------------------------------------------------------------------------
  Class B                                                       36,284,875        39,218,171
--------------------------------------------------------------------------------------------
  Class C                                                        2,539,241
--------------------------------------------------------------------------------------------
    Net increase in net assets                                  97,503,437        75,942,698
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          371,526,394       295,583,696
============================================================================================
  End of period                                               $469,029,831      $371,526,394
--------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $441,939,444      $360,736,285
--------------------------------------------------------------------------------------------
  Undistributed net investment income                              (57,239)           33,129
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from sales of
    investment securities, foreign currency transactions,
    forward currency contracts and futures contracts             1,908,862        (5,745,170)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currency transactions and forward currency contracts        25,238,764        16,502,150
--------------------------------------------------------------------------------------------
                                                              $469,029,831      $371,526,394
============================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Class C shares. The new Class C shares commenced sales on August 4, 1997. Class A shares are sold with a front-end sales charge. The Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding contracts at December 31, 1997 were as follows:

                         Contract to
  Settlement   -------------------------------                Unrealized
     Date           Deliver          Receive       Value     Appreciation
  ----------   ------------------  -----------  -----------  ------------
   3/10/98     CHF      1,630,000   $1,131,866   $1,124,266    $   7,600
   2/20/98     DEM      8,000,000    4,674,536    4,460,092      214,444
    3/2/98     DEM      3,700,000    2,133,672    2,063,917       69,755
   1/30/98     GBP      4,300,000    7,182,720    7,090,928       91,792
   2/27/98     GBP      7,150,000   11,947,150   11,831,436      115,714
   3/31/98     GBP      5,600,000    9,314,200    9,309,535        4,665
   1/14/98     JPY    114,500,000      958,159      876,943       81,216
   1/20/98     JPY    300,000,000    2,509,410    2,297,687      211,723
    2/6/98     JPY    669,000,000    5,565,724    5,123,968      441,756
    3/5/98     JPY    718,000,000    5,660,675    5,499,476      161,199
   2/18/98     NZD     14,200,000    8,846,600    8,256,202      590,398
   3/19/98     NZD      3,500,000    2,037,000    2,036,462          538
   1/29/98     SEK     61,000,000    8,201,129    7,689,223      511,906
                                   -----------  -----------   ----------
                                   $70,162,841  $67,660,135   $2,502,706
                                   ===========  ===========   ==========

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "E" below. On December 31, 1997, undistributed net investment income was decreased by $1,445,554, undistributed net realized gain(loss) increased by $1,522,407 and paid-in-capital decreased by $76,853 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1997, AIM was reimbursed $81,464 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1997, the Fund paid AFS $352,055 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1997 for the Class A shares and Class B shares, and the period August 4, 1997 (date sales commenced) through December 31, 1997 for the Class C shares, the Class A, Class B and Class C shares paid AIM Distributors $749,562, $1,003,075 and $3,040, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $203,261 from sales of the Class A shares of the Fund during the year ended December 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1997, AIM Distributors received $45,242 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1997, the Fund paid legal fees of $5,159 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $1,501 during the year ended December 31, 1997. Also during the year ended December 31, 1997 the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $4,486 and $5,747, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $11,734 during the year ended December 31, 1997.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December
31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $288,736,048 and $211,539,995, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1997 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $28,297,995
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (5,525,643)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $22,772,352
-----------------------------------------------------------
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                                                       1997                      1996
                                                              -----------------------   -----------------------
                                                               SHARES       AMOUNT       SHARES       AMOUNT
                                                              ---------   -----------   ---------   -----------
Sold:
  Class A                                                     12,161,983  $101,688,372  10,956,910  $87,131,342
-------------------------------------------------------------------------------------   -----------------------
  Class B                                                     6,428,479    53,514,758   7,662,222    60,657,835
-------------------------------------------------------------------------------------   -----------------------
  Class C*                                                      309,134     2,628,227          --            --
-------------------------------------------------------------------------------------   -----------------------
Issued as reinvestment of dividends:
  Class A                                                     1,967,802    16,363,229   1,985,876    15,762,291
-------------------------------------------------------------------------------------   -----------------------
  Class B                                                       490,120     4,073,672     357,055     2,833,327
-------------------------------------------------------------------------------------   -----------------------
  Class C*                                                        1,676        14,278          --            --
-------------------------------------------------------------------------------------   -----------------------
Reacquired:
  Class A                                                     (9,099,096) (75,595,705)  (8,997,073) (71,647,818)
-------------------------------------------------------------------------------------   -----------------------
  Class B                                                     (2,573,466) (21,303,555)  (3,079,249) (24,272,991)
-------------------------------------------------------------------------------------   -----------------------
  Class C*                                                      (12,110)     (103,264)         --            --
-------------------------------------------------------------------------------------   -----------------------
                                                              9,674,522   $81,280,012   8,885,741   $70,463,986
=====================================================================================   =======================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during each of the years in the five-year period ended December 31, 1997, for a share of Class B outstanding during each of the years in the four-year period ended December 31, 1997 and the period September 7, 1993 (date sales commenced) through December 31, 1993 and for a share of Class C outstanding during the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                 CLASS A
                                                         ----------------------------------------------------------
                                                           1997             1996       1995       1994       1993
                                                         --------         --------   --------   --------   --------
Net asset value, beginning of period                     $   8.24         $   8.17   $   7.20   $   8.45   $   8.03
------------------------------------------------------   --------         --------   --------   --------   --------
Income from investment operations:
 Net investment income                                       0.55             0.57       0.58       0.58       0.60
------------------------------------------------------   --------         --------   --------   --------   --------
 Net gains (losses) on securities (both realized and
   unrealized)                                               0.39             0.09       1.00      (1.22)      0.61
------------------------------------------------------   --------         --------   --------   --------   --------
   Total from investment operations                          0.94             0.66       1.58      (0.64)      1.21
------------------------------------------------------   --------         --------   --------   --------   --------
Less distributions:
 Dividends from net investment income                       (0.52)           (0.59)     (0.61)     (0.49)     (0.60)
------------------------------------------------------   --------         --------   --------   --------   --------
 Distributions from net realized gains                      (0.09)              --         --      (0.01)     (0.19)
------------------------------------------------------   --------         --------   --------   --------   --------
 Return of capital                                             --               --         --      (0.11)        --
------------------------------------------------------   --------         --------   --------   --------   --------
   Total distributions                                      (0.61)           (0.59)     (0.61)     (0.61)     (0.79)
------------------------------------------------------   --------         --------   --------   --------   --------
Net asset value, end of period                           $   8.57         $   8.24   $   8.17   $   7.20   $   8.45
------------------------------------------------------   --------         --------   --------   --------   --------
Total return(a)                                             11.92%            8.58%     22.77%     (7.65)%    15.38%
------------------------------------------------------   --------         --------   --------   --------   --------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $340,608         $286,183   $251,280   $201,677   $244,168
------------------------------------------------------   --------         --------   --------   --------   --------
Ratio of expenses to average net assets                      0.94%(b)(c)     0.98%       0.98%      0.98%      0.98%
------------------------------------------------------   --------         --------   --------   --------   --------
Ratio of net investment income to average net assets         6.55%(b)        7.13%       7.52%      7.53%      7.01%
------------------------------------------------------   --------         --------   --------   --------   --------
Portfolio turnover rate                                        54%             80%        227%       185%        99%
------------------------------------------------------   --------         --------   --------   --------   --------

(a) Does not deduct sales charges.

(b) Ratios are based on average net assets of $299,824,848.

(c) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

                                                                               CLASS B                              CLASS C
                                                         -----------------------------------------------------      -------
                                                           1997        1996         1995     1994        1993        1997
                                                         --------     -------     -------   -------     ------      -------
Net asset value, beginning of period                     $   8.23     $  8.15     $  7.18   $  8.43     $ 8.95      $  8.38
-------------------------------------------------------  --------     -------     -------   -------     ------      -------
Income from investment operations:
 Net investment income                                       0.48        0.50        0.53      0.52       0.19         0.19
-------------------------------------------------------  --------     -------     -------   -------     ------      -------
 Net gains (losses) on securities (both realized and
   unrealized)                                               0.38        0.11        0.98     (1.23)     (0.34)        0.22
-------------------------------------------------------  --------     -------     -------   -------     ------      -------
   Total from investment operations                          0.86        0.61        1.51     (0.71)     (0.15)        0.41
-------------------------------------------------------  --------     -------     -------   -------     ------      -------
Less distributions:
 Dividends from net investment income                       (0.45)      (0.53)      (0.54)    (0.42)     (0.18)       (0.16)
-------------------------------------------------------  --------     -------     -------   -------     ------      -------
 Distributions from net realized gains                      (0.09)         --          --     (0.01)     (0.19)       (0.09)
-------------------------------------------------------  --------     -------     -------   -------     ------      -------
 Return of capital                                             --          --          --     (0.11)        --           --
-------------------------------------------------------  --------     -------     -------   -------     ------      -------
   Total distributions                                      (0.54)      (0.53)      (0.54)    (0.54)     (0.37)       (0.25)
-------------------------------------------------------  --------     -------     -------   -------     ------      -------
Net asset value, end of period                           $   8.55     $  8.23     $  8.15   $  7.18     $ 8.43      $  8.54
=======================================================  ========     =======     =======   =======     ======      =======
Total return(a)                                             10.89%       7.87%      21.72%    (8.46)%    (0.75)%       4.96%
=======================================================  ========     =======     =======   =======     ======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $125,871     $85,343     $44,304   $12,321     $3,602      $ 2,552
=======================================================  ========     =======     =======   =======     ======      =======
Ratio of expenses to average net assets                    1.69%(b)(c)   1.80%       1.79%     1.83%(d)   1.75%(d)(e) 1.69%(b)(c)(e)
=======================================================  ======       =======     =======   =======     ======      =======
Ratio of net investment income to average net assets       5.80%(b)      6.30%       6.71%     6.69%(f)   6.24%(e)(f)   5.80%(b)(e)
=======================================================  ======       =======     =======   =======     ======      =======
Portfolio turnover rate                                      54%           80%       227%       185%        99%          54%
=======================================================  ======       =======     ======    =======     ======      =======

(a) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.

(b) Ratios are based on average net assets of $100,307,548 and $739,696, respectively, for Class B and Class C.

(c) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 1.68% for Class B and Class C.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.04% and 2.50% (annualized) for 1994 and 1993, respectively.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 6.48% and 5.49% (annualized) for 1994 and 1993, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Income Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       February 6, 1998

Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
Ace Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Carol F. Relihan                                Houston, TX 77046
                                              Senior Vice President and Secretary
Owen Daly II                                                                                  TRANSFER AGENT
Director                                      Gary T. Crum
Cortland Trust Inc.                           Senior Vice President                           A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Jack Fields                                   Dana R. Sutton                                  Houston, TX 77210-4739
Chief Executive Officer                       Vice President and Assistant Treasurer
Texana Global, Inc.;                                                                          CUSTODIAN
Formerly Member of the                        Robert G. Alley
U.S. House of Representatives                 Vice President                                  State Street Bank and Trust Company
                                                                                              225 Franklin Street
Carl Frischling                               Stuart W. Coco                                  Boston, MA 02110
Partner                                       Vice President
Kramer, Levin, Naftalis & Frankel                                                             COUNSEL TO THE FUND
                                              Melville B. Cox
Robert H. Graham                              Vice President                                  Ballard Spahr
President and Chief Executive Officer                                                         Andrews & Ingersoll
A I M Management Group Inc.                   Karen Dunn Kelly                                1735 Market Street
                                              Vice President                                  Philadelphia, PA 19103
John F. Kroeger
Formerly Consultant                           Jonathan C. Schoolar                            COUNSEL TO THE TRUSTEES
Wendell & Stockel Associates, Inc.            Vice President
                                                                                              Kramer, Levin, Naftalis & Frankel
Lewis F. Pennock                              P. Michelle Grace                               919 Third Avenue
Attorney                                      Assistant Secretary                             New York, NY 10022

Ian W. Robinson                               Nancy L. Martin                                 DISTRIBUTOR
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                            A I M Distributors, Inc.
Chief Financial Officer                       Ofelia M. Mayo                                  11 Greenway Plaza
Bell Atlantic Management                      Assistant Secretary                             Suite 100
Services, Inc.                                                                                Houston, TX 77046
                                              Kathleen J. Pflueger
Louis S. Sklar                                Assistant Secretary                             AUDITORS
Executive Vice President
Hines Interests                               Samuel D. Sirko                                 KPMG Peat Marwick LLP
Limited Partnership                           Assistant Secretary                             700 Louisiana
                                                                                              Houston, TX 77002
                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer









REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Income Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.558, $0.489, and $0.196 per share, respectively, to shareholders during its tax year ended December 31, 1997. Of this amount, 2.40% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.055 per share of Class A, Class B, and Class C shares during the Fund's tax year ended December 31, 1997. Of this amount, 61.21% is 20% rate gain.

STATE INCOME TAX INFORMATION
Of ordinary dividends paid, 0.76% for Class A, Class B, and Class C shares was derived from U.S. Treasury obligations.

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You many build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM investor Line at 800-246-5463 for 24-hour a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24-hours-a-day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                     --------------------------------------
                             Current shareholders

                                  can call our

                              AIM Investor Line at

                                   800-246-5463

                                for 24-hour-a-day

                              account information.

                     --------------------------------------

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$83 billion in assets for more than 3.7 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of December 31, 1997. The AIM Family of                prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.
